SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 12, 2005

IMMUCOR, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-14820	22-2408354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3130 Gateway Drive P.O. Box 5625 Norcross, Georgia		30091-5625
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code, is (770) 441-2051

Not applicable

(Former name or former address,

if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01               Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported in a Form 8-K filed on September 6, 2005, on August 31, 2005 Immucor, Inc. (the “Company”) received a notice from the Nasdaq Listing Qualifications Department (the “Department”) that, due to the Company’s failure to timely file its Form 10-K for the fiscal year ended May 31, 2005 (the “2005 Form 10-K”), the Company is not in compliance with the continued listing requirements of Nasdaq Marketplace Rule 4310(c)(14).  As a result, the Company’s common stock is currently subject to delisiting from the Nasdaq National Market.

On October 11, 2005, the Company filed a Form 12b-25 reporting that, due to the delay in the filing of the 2005 Form 10-K, the Company did not expect to be able to timely file its Form 10-Q for the period ended August 31, 2005 (the “First Quarter 2006 Form 10-Q”).  On October 12, 2005, the Company received an additional notice from the Department stating that the Company’s failure to timely file its First Quarter 2006 Form 10-Q is not in compliance with Rule 4310(c)(14) and therefore serves as basis for delisting the Company’s common stock from the Nasdaq National Market.  A press release dated October 18, 2005 reporting the receipt of this notice is filed as Exhibit 99.1 hereto.

The Company has previously requested and received a hearing before a Nasdaq Listing Qualifications Panel (the “Panel”), which automatically stayed the delisting of the Company’s common stock pending a decision from the Panel.  The Company will provide additional information to the Panel as requested and appropriate concerning the Company’s plans to complete and file the 2005 Form 10-K and the First Quarter 2006 Form 10-Q.

As previously reported, the filing of the Company’s 2005 Form 10-K has been delayed due to the need to complete the remaining processes needed for the Company’s independent registered public accounting firm to complete its audit of the Company’s financial statements for the fiscal year ended May 31, 2005. The Company continues to work diligently to complete these remaining processes and to finalize and file the 2005 Form 10-K, and to complete the processes required to finalize and file the First Quarter 2006 Form 10-Q as soon as possible.

Item 9.01.              Financial Statements and Exhibits.

(c)   Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated October 18, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMMUCOR, INC.

Date:	October 18, 2005	By:	/s/ Patrick D. Waddy
Patrick D. Waddy
Vice President—Interim Chief Financial Officer and Secretary

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated October 18, 2005.